1©2024 Lincoln National Corporation August 1, 2024 Second Quarter 2024 Earnings Supplement

2©2024 Lincoln National Corporation Certain statements made in this presentation and in other written or oral statements made by Lincoln or on Lincoln’s behalf are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements. Forward-looking statements may contain words like: “anticipate,” “believe,” “estimate,” “expect,” “project,” “shall,” “will” and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, trends in Lincoln’s businesses, prospective services or products, future performance or financial results and the outcome of contingencies, such as legal proceedings. Lincoln claims the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA. Forward-looking statements are subject to risks and uncertainties. Actual results could differ materially from those expressed in or implied by such forward-looking statements due to a variety of factors, including: ▪ Weak general economic and business conditions that may affect demand for our products, account balances, investment results, guaranteed benefit liabilities, premium levels and claims experience; ▪ Adverse global capital and credit market conditions that may affect our ability to raise capital, if necessary, and may cause us to realize impairments on investments and certain intangible assets, including goodwill and the valuation allowance against deferred tax assets, which may reduce future earnings and/or affect our financial condition and ability to raise additional capital or refinance existing debt as it matures; ▪ The inability of our subsidiaries to pay dividends to the holding company in sufficient amounts, which could harm the holding company’s ability to meet its obligations; ▪ Legislative, regulatory or tax changes, both domestic and foreign, that affect: the cost of, or demand for, our subsidiaries’ products; the required amount of reserves and/or surplus; our ability to conduct business and our captive reinsurance arrangements as well as restrictions on the payment of revenue sharing and 12b-1 distribution fees; ▪ Changes in tax law or the interpretation of or application of existing tax laws that could impact our tax costs and the products that we sell; ▪ The impact of regulations adopted by the Securities and Exchange Commission (“SEC”), the Department of Labor or other federal or state regulators or self-regulatory organizations that could adversely affect our distribution model and sales of our products and result in additional disclosure and other requirements related to the sale and delivery of our products; ▪ The impact of new and emerging rules, laws and regulations relating to privacy, cybersecurity and artificial intelligence that may lead to increased compliance costs, reputation risk and/or changes in business practices; ▪ Increasing scrutiny and evolving expectations and regulations regarding ESG matters that may adversely affect our reputation and our investment portfolio; ▪ Actions taken by reinsurers to raise rates on in-force business; ▪ Declines in or sustained low interest rates causing a reduction in investment income, the interest margins of our businesses and demand for our products; ▪ Rapidly increasing or sustained high interest rates that may negatively affect our profitability, value of our investment portfolio and capital position and may cause policyholders to surrender annuity and life insurance policies, thereby causing realized investment losses; ▪ The impact of the implementation of the provisions of the European Market Infrastructure Regulation relating to the regulation of derivatives transactions; ▪ The initiation of legal or regulatory proceedings against us, and the outcome of any legal or regulatory proceedings, such as: adverse actions related to present or past business practices common in businesses in which we compete; adverse decisions in significant actions including, but not limited to, actions brought by federal and state authorities and class action cases; new decisions that result in changes in law; and unexpected trial court rulings; ▪ A decline or continued volatility in the equity markets causing a reduction in the sales of our subsidiaries’ products; a reduction of asset-based fees that our subsidiaries charge on various investment and insurance products; and an increase in liabilities related to guaranteed benefit riders, which are accounted for as market risk benefits, of our subsidiaries’ variable annuity products; ▪ Ineffectiveness of our risk management policies and procedures, including our various hedging strategies; ▪ A deviation in actual experience regarding future policyholder behavior, mortality, morbidity, interest rates or equity market returns from the assumptions used in pricing our subsidiaries’ products and in establishing related insurance reserves, which may reduce future earnings; ▪ Changes in accounting principles that may affect our consolidated financial statements; ▪ Lowering of one or more of our debt ratings issued by nationally recognized statistical rating organizations and the adverse effect such action may have on our ability to raise capital and on our liquidity and financial condition; ▪ Lowering of one or more of the insurer financial strength ratings of our insurance subsidiaries and the adverse effect such action may have on the premium writings, policy retention, profitability of our insurance subsidiaries and liquidity; ▪ Significant credit, accounting, fraud, corporate governance or other issues that may adversely affect the value of certain financial assets, as well as counterparties to which we are exposed to credit risk, requiring that we realize losses on financial assets; ▪ Interruption in telecommunication, information technology or other operational systems or failure to safeguard the confidentiality or privacy of sensitive data on such systems, including from cyberattacks or other breaches of our data security systems; ▪ The effect of acquisitions and divestitures, including the inability to realize the anticipated benefits of acquisitions and dispositions of businesses and potential operating difficulties and unforeseen liabilities relating thereto, as well as the effect of restructurings, product withdrawals and other unusual items; ▪ The inability to realize or sustain the benefits we expect from, greater than expected investments in, and the potential impact of efforts related to, our strategic initiatives; ▪ The adequacy and collectability of reinsurance that we have obtained; ▪ Pandemics, acts of terrorism, war or other man-made and natural catastrophes that may adversely impact liabilities for policyholder claims, affect our businesses and increase the cost and availability of reinsurance; ▪ Competitive conditions, including pricing pressures, new product offerings and the emergence of new competitors, that may affect the level of premiums and fees that our subsidiaries can charge for their products; ▪ The unknown effect on our subsidiaries’ businesses resulting from evolving market preferences and the changing demographics of our client base; and ▪ The unanticipated loss of key management, financial planners or wholesalers. ▪ The risks and uncertainties included here are not exhaustive. Our most recent Form 10-K, as well as other reports that we file with the SEC, include additional factors that could affect our businesses and financial performance. Moreover, we operate in a rapidly changing and competitive environment. New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors. ▪ Further, it is not possible to assess the effect of all risk factors on our businesses or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. In addition, Lincoln disclaims any obligation to correct or update any forward-looking statements to reflect events or circumstances that occur after the date of this presentation. The reporting of Risk-Based Capital (“RBC”) measures is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities. FORWARD-LOOKING STATEMENTS – CAUTIONARY LANGUAGE

3©2024 Lincoln National Corporation Additional progress in executing on our strategic priorities • Accomplished our goal of growing capital to an estimated RBC ratio above 420% • Established Bermuda-based reinsurance subsidiary to help drive longer term FCF • Operating model optimization continues with ongoing expense discipline Continued sales momentum in areas of strategic growth • Annuities 2nd strongest sales quarter in over four years, with growth in all products • Group Protection continues to grow, driven by strength in Supplemental Health • Retail Life insurance sales stabilizing as part of strategic realignment 2Q 2024 Key Messages 1 Represents Adjusted Operating Income Available to Common Stockholders. See Non-GAAP Financial Measures Appendix for definition and reconciliation. 2The experience refund has been recorded in the third quarter since 2019. The benefit was received in the second quarter in 2024. Continued momentum; results exceeded expectations • Group Protection continued its momentum with results in line with record-setting prior-year quarter • Annuities earnings grew 10%, delivering its highest earnings quarter in two years • Life (normalized for below-target alternative investment income) and Retirement Plan Services were in line with expectations $, after tax $ per share Adjusted Operating Income1 $319M $1.84 Normalizing items Alternative investment income compared to our 10% return target +41M +0.23 Timing of experience refund2 -23M -0.13 Total items impact $18M $0.10 Adjusted Operating Income, excl. normalizing items $337M $1.94

2Q 2024 Metrics

Key Highlights

- Adjusted operating income down from 2Q23 due to the impact of the Fortitude Re transaction, though increasingly offset by strong underlying business performance
- Average account balances grew 5% compared to prior-year quarter, supporting profitable growth
- Estimated RBC ratio above 420% while the leverage ratio decreased 1.5 ppts from prior-year quarter

Adjusted Income from Operations Excluding Significant Items[1] ($M)



$343
$343
$231
($192)
$39
$232
$246
$14
$235
($164)
$71
$319
$319
2Q'23
3Q'23
4Q'23
1Q'24
2Q'24
Significant Items
Adjusted Income from Operations

Average Account Balances ($B)



$292
$298
$289
$301
$308
2Q'23
3Q'23
4Q'23
1Q'24
2Q'24

Key Priorities

- Maintain foundational capital required to ensure enterprise stability across market cycles and support investment for growth
- Advance a scalable framework, managing enterprise's resources to maximize cost efficiency, general account optimization, and capital allocation
- Shift towards businesses and products with more stable cash flows, focusing on maximizing risk-adjusted returns while decreasing sensitivity to equity markets

Risk-Based Capital[2]



375-385%
407%
400-410%
>420%
2Q'23
3Q'23
4Q'23
1Q'24
2Q'24

Leverage Ratio[3]



30.4%
30.7%
30.2%
30.1%
28.9%
2Q'23
3Q'23
4Q'23
1Q'24
2Q'24

Lincoln Financial Group

[1] Represents Adjusted Operating Income Available to Common Stockholders, excluding Significant Items. See Non-GAAP Financial Measures Appendix for definition and reconciliations.
[2] The RBC ratio is calculated as of December 31 annually, but is reported in the March statutory reporting, and as such, the quarterly ratios presented for 3/31/2023, 6/30/2023, 9/30/2023, 3/31/2024 and 6/30/2024 are considered estimates based on information known at the time of reporting. [3] See Non-GAAP Financial Measures Appendix for definition and reconciliations.

©2024 Lincoln National Corporation

4

Annuities

Key Highlights

- Operating income of $297 million, up 10% compared to 2Q23, reflecting account balance growth, spread expansion, and expense discipline
- Sales of general account products (RILA and fixed annuities) were greater than 70% of total sales for the quarter
- Spread margin improvement continued on fixed annuities and RILA

Operating Income[1] ($M)



$271
$260
$265
$290
$297
2Q'23
3Q'23
4Q'23
1Q'24
2Q'24

Sales ($B)



$2.6
19%
13%
44%
24%
$2.7
20%
13%
39%
28%
$4.4
13%
8%
23%
56%
$2.8
19%
14%
33%
34%
$3.8
16%
11%
29%
44%
2Q'23
3Q'23
4Q'23
1Q'24
2Q'24
Fixed
RILA
VA w/o GLB
VA w/ GLB

Key Priorities

- Grow our addressable market by extending reach to new segments
- Increase market competitiveness through development of new product features
- Optimize general account to support spread expansion

Ending Account Balances ($B)



$152
45%
29%
16%
10%
$147
44%
29%
17%
10%
$153
45%
30%
18%
7%
$160
45%
30%
19%
6%
$160
44%
30%
20%
6%
2Q'23
3Q'23
4Q'23
1Q'24
2Q'24
Fixed
RILA
VA w/o GLBs
VA w/ GLBs

Return on Average Account Balances[1]



0.73%
0.69%
0.72%
0.75%
0.75%
2Q'23
3Q'23
4Q'23
1Q'24
2Q'24

Lincoln Financial Group

[1]Excludes the following impacts: 3Q'23: $(12)M assumption review; 4Q'23: $14M model refinement; 1Q'24: $(19)M balance sheet true-up in preparation for the close of the sale of the wealth management business and $(12)M tax-related items.

©2024 Lincoln National Corporation

5

Group Protection

Key Highlights

- Operating income grew 19% from the record prior-year quarter, including an experience refund of $23 million historically received in 3Q. Adjusting for this timing impact, operating income was $107 million, resulting in an 8.2% margin
- The group life loss ratio was 4 ppts higher than 2Q23, reflecting higher severity. The disability loss ratio[2] improved however, declining by 1 ppt reflecting low incidence and strong recoveries
- Premium growth of 3% YoY reflects pricing discipline on our renewals combined with persistency in line with our expectations

Key Priorities

- Diversify across market segments with an emphasis on growth in small market
- Broaden product offerings with a focus on growth in supplemental health
- Maintain pricing discipline while investing in technology to improve the customer experience

Operating Income[1] ($M)


$109
$44
$52
$80
$130
2Q'23
3Q'23
4Q'23
1Q'24
2Q'24
Experience Refund

Sales ($M)


$96
26%
36%
38%
$71
24%
31%
45%
$398
9%
40%
51%
$144
32%
33%
35%
$161
20%
34%
46%
2Q'23
3Q'23
4Q'23
1Q'24
2Q'24
Disability
Life
Supp Health / Dental

Premiums & Margin[1,2] ($M)


$1,263
$1,251
$1,250
$1,285
$1,298
8.6%
3.5%
4.1%
6.2%
10.0%
8.2%
2Q'23
3Q'23
4Q'23
1Q'24
2Q'24
Margin
Experience Refund

Loss Ratios[1,2]


Life
Disability
72%
71%
81%
76%
67%
83%
76%
74%
76%
70%
2Q'23
3Q'23
4Q'23
1Q'24
2Q'24

[1] Excludes the following impacts: 3Q'23 $24M assumption review.
[2] Excludes the impact of the $23m experience refund timing in 2Q'24.

Lincoln Financial Group
©2024 Lincoln National Corporation
6

7©2024 Lincoln National Corporation 25% 26% 24% 22% 22% 75% 74% 76% 78% 78% $97 $94 $101 $107 $108 2Q'23 3Q'23 4Q'23 1Q'24 2Q'24 Retirement Plan Services $47 $43 $38 $36 $40 2Q'23 3Q'23 4Q'23 1Q'24 2Q'24 Sales ($B)Operating Income ($M) Ending Account Balances ($B) Net G&A Expenses ($M) $81 $81 $84 $81 $80 2Q'23 3Q'23 4Q'23 1Q'24 2Q'24 l ( )Key Highlights 34% 61% 56% 34% 49% 31% 21% 23% 48% 23% 35% 18% 21% 18% 28% 2Q'23 3Q'23 4Q'23 1Q'24 2Q'24 Sm. Market Mid-Large Market Stable Value/Other $0.8 $0.5 $0.9 $1.1 $0.8 Key Priorities • Growth in core recordkeeping and institutional market segments through our differentiated service model • Expand access to retirement solutions by leveraging distribution relationships and product innovation • Operational and expense efficiencies to drive down our cost per participant and improve profitability • Operating income of $40 million declined YoY due to lower spread income • Higher sequential operating income was driven by higher account balances driven by market growth and lower net G&A expenses • Sales of $800 million were within range of the last few quarters, with a strong pipeline of known wins expected in the second half of the year

Life Insurance

Key Highlights

- Operating income, normalized for below-target alternative investment income was $4 million in the quarter, reflecting the lower run-rate post the Fortitude Re transaction
- Sales grew 15% sequentially as we continue our intentional strategic realignment of this business
- Mortality was in line with expectations and net G&A expenses were down as a result of our actions, providing a tailwind to earnings

Operating Income (Loss)[1] ($M)



$33
$23
$43
$(20)
$11
$(17)
$(6)
$(29)
$(5)
$(34)
$4
$(39)
$(35)
2Q'23
3Q'23
4Q'23
1Q'24
2Q'24
Below-Target Alternative Investments Impact

Sales ($M)



$123
9%
91%
$144
29%
71%
$144
17%
83%
$91
8%
92%
$105
9%
91%
2Q'23
3Q'23
4Q'23
1Q'24
2Q'24
Core Life
Executive Benefits

Key Priorities

- Optimize product portfolio to support pivot toward products with more stable cash flows and higher risk-adjusted returns
- Continue efforts to reduce expense base to drive cost efficiency and earnings growth
- Maintain focus on optimizing the legacy in force and increase earnings

Net Death Benefits ($M)



521
659
500
653
493
668
758
664
608
644
2Q'23
3Q'23
4Q'23
1Q'24
2Q'24
Net death benefits
Death claims ceded

Net G&A Expenses ($M)



$136
$138
$143
$130
$125
2Q'23
3Q'23
4Q'23
1Q'24
2Q'24

Lincoln Financial Group

[1] Excludes the following impacts: 3Q'23: $(156)M assumption review, $(25)M unclaimed property, and $(15)M surrender benefit program and 1Q'24: $(1) related to Dividend Received Deduction true-up.

©2024 Lincoln National Corporation

8

Other Operations

Key Highlights

- Operating loss was $(102) million, a $4 million improvement compared to the prior-year quarter
- Interest expense increased $2 million from the prior-year quarter, largely reflecting the run-rate impact from the pre-funding debt issuance in 1Q24
- Spark investment down $11 million from the prior-year quarter, resulting from the continued wind down of the investment portion of the program

Key Priorities

- Reduce interest expense and leverage ratio
- Continued focus on operational efficiency, including the conclusion of Spark Initiative-related projects in 2025

Operating Loss[1] and Preferred Dividend ($M)



$(106)
$(11)
$(105)
$(34)
$(105)
$(11)
$(103)
$(34)
$(102)
$(11)
2Q'23
3Q'23
4Q'23
1Q'24
2Q'24
Operating Loss
Preferred Dividend

Interest Expense ($M)



$84
$84
$81
$81
$86
2Q'23
3Q'23
4Q'23
1Q'24
2Q'24

Non-Spark G&A Expenses[1] ($M)



$34
$8
$26
$30
$31
$(1)
$33
$7
$26
$42
$13
$29
$40
$1
$39
Other
Deferred Compensation2
2Q'23
3Q'23
4Q'23
1Q'24
2Q'24

Spark Initiative Expenses ($M)



$41
$36
$52
$27
$30
2Q'23
3Q'23
4Q'23
1Q'24
2Q'24

Lincoln Financial Group

[1] Excludes the following impacts: 3Q'23: $(11)M legal accrual and $3M in unclaimed property; 1Q'24: $(90)M legal accrual, $(39)M severance, and excess tax true-up impact of $(3)M.
[2] Deferred compensation expense represents the mark to market adjustments for the deferred units of LNC stock.

©2024 Lincoln National Corporation

9

Investment Portfolio

Key Highlights

- Well-diversified high-quality portfolio at 97% investment grade
- Fixed income portfolio yield increased by 21 bps year over year and 10 bps sequentially, and new money yield increased 80 bps sequentially
- Our diversified alternatives portfolio delivered a 1.0% quarterly return, below our return target of 2.5%

General Account ($B)



$138B
$138B
$113B
$115B
$119B
$28B Fortitude Reinsurance deal
2Q'23: 8%, 2%, 13%, 12%, 15%, 50%
3Q'23: 7%, 2%, 13%, 13%, 15%, 50%
4Q'23: 7%, 3%, 17%, 14%, 18%, 41%
1Q'24: 8%, 3%, 17%, 14%, 18%, 40%
2Q'24: 10%, 3%, 17%, 14%, 18%, 38%
2Q'23
3Q'23
4Q'23
1Q'24
2Q'24
Public Corps
Private Corps
Structured
Mortgage Loans[1]
Alts
Other[2]

Portfolio Quality



2Q'23: 3%, 36%, 61%
3Q'23: 3%, 36%, 61%
4Q'23: 3%, 36%, 61%
1Q'24: 3%, 35%, 62%
2Q'24: 3%, 35%, 62%
2Q'23
3Q'23
4Q'23
1Q'24
2Q'24
NAIC 1/CM1
NAIC 2/CM2
NAIC 3-6/CM3-7

Key Priorities

- Optimize new money by leveraging the sourcing capabilities of our multi-manager platform
- New money strategy focused on maintaining diversification and high quality while capitalizing on less liquid assets and structured asset class premiums
- Achieve attractive risk-adjusted alternative returns

New Money



2Q'23: 5.8%, 0.9%, 4.29%, 4.9%
3Q'23: 6.2%, 0.9%, 4.33%, 5.3%
4Q'23: 6.4%, 1.0%, 4.37%, 5.4%
1Q'24: 6.1%, 1.1%, 4.39%, 5.0%
2Q'24: 6.9%, 1.6%, 4.50%, 5.3%
2Q'23
3Q'23
4Q'23
1Q'24
2Q'24
Yield Pick-up
New Money Yield
Average Market Yield[3]
Fixed Income Portfolio Yield

Alternative Investment Income ($M), Pre-tax



2Q'23: $80, 2.5%
3Q'23: $52, 1.6%
4Q'23: $58, 1.7%
1Q'24: $78, 2.3%
2Q'24: $36, 1.0%
2Q'23
3Q'23
4Q'23
1Q'24
2Q'24
% Returns, Unannualized

[1] Mortgage Loans include CMLs and RMLs.
[2] Other includes cash, COLI, common and preferred stock, municipals, sovereign government and UST/agency.
[3] Defined as the yield on the 7-year US Treasury note plus the Barclay's Public Corp Industrial Spreads Weighted 50% A and 50% BBB.

Lincoln Financial Group

©2024 Lincoln National Corporation

10

11©2024 Lincoln National Corporation Appendix

Investment portfolio

High quality and well-diversified portfolio[1]

The portfolio is well-positioned

- Long-term investment strategy is tightly aligned with our liability profile and positioned for various economic cycles
  - 97% investment grade, the portfolio is up in quality providing flexibility to further add incremental yield
  - Well positioned to further optimize the portfolio given high-quality asset mix and shift toward shorter duration liabilities
- Real estate is conservatively positioned
  - Commercial real estate exposure is primarily commercial mortgage loans (CMLs), with conservative LTVs[2] (45%) and DSCRs[3] (2.5x), and minimal near-term maturities

Portfolio allocation by asset class



Resi 2%
Industrial Other 2%
Energy 2%
Municipal 2%
Communications 2%
Basic Industry 2%
Transportation 3%
Alts 3%
Technology 3%
Consumer Cyclical 5%
Capital Goods 5%
Other[4] 8%
Utilities 10%
Consumer Non-Cyclical 11%
Financials 7%
Banking 4%
Structured 14%
CMLs 15%
$119B
Average A Rated

[1]Data on slide is as of June 30, 2024. [2]Loan to value is abbreviated at LTV. [3]Debt service coverage ratio is abbreviated as DSCR. [4]Other asset classes primarily include quasi-sovereign, cash/collateral, and UST/agency. Note: All information regarding LNC's investment portfolio in this earnings supplement excludes assets related to certain modified coinsurance and coinsurance with funds withheld transactions. The modified coinsurance and funds withheld reinsurance agreements investment portfolio has counterparty protections in place including investment guidelines, as well as additional support including trusts and letters of credit that were established to meet LNC's risk management objectives.

Lincoln Financial Group

©2024 Lincoln National Corporation

12

Commercial mortgage loan portfolio

Conservatively positioned CML portfolio[1]

Overall CML exposure:

- Disciplined portfolio construction delivering consistent loan performance
- Robust surveillance process (e.g. loan level financial review, rent roll analysis, stress testing, etc.)
- Manageable near-term portfolio maturities in 2024 (1%), 2025 (3%) and 2026 (6%)
  - $9 million[2] average loan size across 2024-2026 maturity pool

Office exposure:

- CML office loans reduced by 5% since 2020; $3.3 billion or 2.9% of total invested assets
  - Stable portfolio performance; minimal near-term maturities conservatively positioned
- Limited maturities over next couple of years and the loans are high quality, diversified, and conservatively positioned with average office loan size of $13 million[2]
  - Maturities 2024-25 = <2% of our CML portfolio
    - 2024: $84 million with WA DSC 4.4x
    - 2025: $172 million with WA DSC 3.5x

Property types



Other
6%
Mixed Use
<1%
Retail
15%
Apartment
32%
$17B
Office
19%
Industrial
28%

Portfolio statistics		
	Total CMLs	**Office**
Invested Asset %	15%	2.9%
Avg Loan Size [2]	$12M	$17M
Fixed Rate	100%	100%
Remaining Term	8 Years	8 Years
Debt Service Coverage	2.5x	2.4x
Loan to Value	45%	45%
Occupancy	94%	86%
Credit quality		
CM1	78%	81%
CM2	21%	18%
CM3-7	<1%	1%

[1]Data on slide is as of June 30, 2024. [2]Excludes assets managed by non-LFG third-party managers and fully amortizing loans.

Lincoln Financial Group
©2024 Lincoln National Corporation
13

14©2024 Lincoln National Corporation Non-GAAP Financial Measures Appendix

15©2024 Lincoln National Corporation Non-GAAP financial measures Reconciliations of the following non-GAAP financial measures to the most directly comparable GAAP financial measures or calculations of such measures, as applicable, are presented herein beginning on slide 16. Adjusted income (loss) from operations Adjusted income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable: • Items related to annuity product features, which include changes in market risk benefits (“MRBs”), including gains and losses and benefit payments (“MRB-related impacts”), changes in the fair value of the derivative instruments we hold to hedge guaranteed living benefit (“GLB”) and guaranteed death benefit (“GDB”) riders, net of fee income allocated to support the cost of hedging them, and changes in the fair value of the embedded derivative liabilities of our indexed annuity contracts and the associated index options we hold to hedge them, including collateral expense associated with the hedge program (collectively, “net annuity product features”); • Items related to life insurance product features, which include changes in the fair value of derivatives we hold as part of variable universal life insurance (“VUL”) hedging, changes in reserves resulting from benefit ratio unlocking associated with the impact of capital markets, and changes in the fair value of the embedded derivative liabilities of our indexed universal life insurance (“IUL”) contracts and the associated index options we hold to hedge them (collectively, “net life insurance product features”); • Credit loss-related adjustments on fixed maturity available-for-sale (“AFS”) securities, mortgage loans on real estate and reinsurance-related assets (“credit loss-related adjustments”); • Changes in the fair value of equity securities, certain derivatives, certain other investments and realized gains (losses) on sales, disposals and impairments of financial assets (collectively, “investment gains (losses)”); • Changes in the fair value of reinsurance-related embedded derivatives, trading securities and mortgage loans on real estate electing the fair value option (“changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans”); • Income (loss) from the initial adoption of new accounting standards, regulations and policy changes; • Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance; • Transaction and integration costs related to mergers and acquisitions, including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business; • Gains (losses) on modification or early extinguishment of debt; • Losses from the impairment of intangible assets and gains (losses) on other nonfinancial assets; and • Income (loss) from discontinued operations. Adjusted income (loss) from operations available to common stockholders Adjusted income (loss) from operations available to common stockholders is defined as after-tax adjusted income (loss) from operations less preferred stock dividends and the adjustment for deferred units of LNC stock in our deferred compensation plans. Adjusted stockholders’ equity Adjusted stockholders’ equity is stockholders’ equity, excluding AOCI, preferred stock, MRB-related impacts, GLB and GDB hedged instrument gains (losses) and the difference between amounts recognized in net income (loss) on reinsurance-related embedded derivatives and the underlying asset portfolio gains (losses) (“reinsurance-related embedded derivatives and portfolio gains (losses)”). Leverage ratio Leverage ratio is a measure that we use to monitor the level of our debt relative to our total capitalization. Debt used in this metric reflects total debt and preferred stock adjusted for certain items. Total capitalization reflects debt used in the numerator of this ratio and stockholders' equity adjusted for certain items.

16©2024 Lincoln National Corporation Reconciliation of Net Income Available to Common Stockholders to Adjusted Income from Operations Available to Common Stockholders Unaudited (millions of dollars) 6/30/23 9/30/23 12/31/23 3/31/24 6/30/24 Net Income Net income (loss) available to common stockholders – diluted 502$ 819$ (1,246)$ 1,191$ 884$ Less: Preferred stock dividends declared (11) (34) (11) (34) (11) Adjustment for deferred units of LNC stock in our deferred compensation plans 2 — — 3 — Net income (loss) 511 853 (1,235) 1,222 895 Less: Net annuity product features, after-tax 822 1,045 (797) 1,141 198 Net life insurance product features, after-tax (123) 85 (178) (103) 3 Credit loss-related adjustments, after-tax (3) (21) (21) (1) (28) Investment gains (losses), after-tax (1) (528) (306) 136 (65) (181) Changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans, after-tax (2) (4) (23) (613) 153 158 Transaction and integration costs related to mergers, acquisitions and divestitures, after-tax (3) (7) — (20) (8) (21) Gains (losses) on other non-financial assets – sale of subsidiaries/businesses, after-tax (4) — — — — 436 Total adjustments 157 780 (1,493) 1,117 565 Adjusted income (loss) from operations 354 73 258 105 330 Add: Preferred stock dividends declared (11) (34) (11) (34) (11) Adjustment for deferred units of LNC stock in our deferred compensation plans — — (1) — — Adjusted income (loss) from operations available to common stockholders 343$ 39$ 246$ 71$ 319$ Earnings (Loss) Per Common Share – Diluted Net income (loss) 5.11$ Adjusted income (loss) from operations (diluted) 1.84$ For the Three Months Ended

17©2024 Lincoln National Corporation Reconciliation of Adjusted Income from Operations Available to Common Stockholders to Adjusted Income from Operations Available to Common Stockholders, excluding Significant Items Unaudited (millions of dollars) 6/30/23 9/30/23 12/31/23 3/31/24 6/30/24 Adjusted income from operations available to common stockholders1 $343 $39 $246 $71 $319 Significant items: Tax-related items2 -- -- -- 16 -- Assumption review -- 144 -- -- -- Model refinement -- -- (14) -- -- Unclaimed property -- 22 -- -- -- Surrender benefit program -- 15 -- -- -- Legal accrual -- 11 -- 90 -- Balance sheet true-up related to the sale of the wealth management business -- -- -- 19 -- Severance -- -- -- 39 -- Total significant items -- 192 (14) 164 -- Adjusted income from operations available to common stockholders, excluding significant items $343 $231 $232 $235 $319 1 See reconciliation to Net Income Available to Common Stockholders on slide 16. 2 For the quarter ended 3/31/2024, primarily reflects a Dividend Received Deduction true-up, partially offset by an Uncertain Tax Position release.

Leverage Ratio
Unaudited (millions of dollars)

	As of or For the Three Months Ended				
	6/30/23	9/30/23	12/31/23	3/31/24	6/30/24
Leverage Ratio					
Short-term debt [1]	$ 500	$ —	$ 250	$ 503	$ 450
Long-term debt	5,954	5,905	5,699	5,726	5,716
Total debt [2]	6,454	5,905	5,949	6,229	6,166
Preferred stock	986	986	986	986	986
Total debt and preferred stock	7,440	6,891	6,935	7,215	7,152
Less:					
Operating debt [3]	867	867	867	867	867
Pre-funding of upcoming debt maturities	500	—	—	300	300
25% of capital securities and subordinated notes	302	302	302	302	302
50% of preferred stock	493	493	493	493	493
Carrying value of fair value hedges and other items	161	111	154	133	123
Total numerator	$ 5,117	$ 5,118	$ 5,119	$ 5,120	$ 5,067
Adjusted stockholders' equity [4]	$ 10,918	$ 10,778	$ 11,023	$ 11,087	$ 11,698
Add:					
25% of capital securities and subordinated notes	302	302	302	302	302
50% of preferred stock	493	493	493	493	493
Total numerator	5,117	5,118	5,119	5,120	5,067
Total denominator	$ 16,830	$ 16,691	$ 16,937	$ 17,002	$ 17,560
Leverage ratio	30.4 %	30.7 %	30.2 %	30.1 %	28.9 %

[1] As of June 30, 2024, consisted of $150 million principal amount of our term loan due December 3, 2024 and $300 million principal amount of our 3.35% Senior Notes due March 9, 2025. On July 18, 2024, we refinanced the term loan into a $150 million term loan due July 16, 2027.

[2] Excludes obligations under finance leases and certain financing arrangements of $526 million that are reported in other liabilities on our Consolidated Balance Sheets.

[3] We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies.

[5] See reconciliation to stockholders' equity on following slide.

Lincoln Financial Group
©2024 Lincoln National Corporation
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19©2024 Lincoln National Corporation Reconciliation of Stockholders’ Equity to Adjusted Stockholders’ Equity Unaudited (millions of dollars) 6/30/23 9/30/23 12/31/23 3/31/24 6/30/24 Stockholders’ Equity, End-of-Period Stockholders' equity $ 5,819 $ 3,199 $ 6,893 $ 7,546 $ 7,949 Less: Preferred stock 986 986 986 986 986 AOCI (5,104) (8,480) (3,476) (3,951) (4,369) Stockholders’ equity, excluding AOCI and preferred stock 9,937 10,693 9,383 10,511 11,332 MRB-related impacts 426 1,545 1,083 2,575 2,673 GLB and GDB hedge instruments gains (losses) (1,407) (1,630) (2,085) (2,675) (2,770) Reinsurance-related embedded derivatives and portfolio gains (losses) (1) NM NM (638) (476) (269) Adjusted stockholders' equity (1) $ 10,918 $ 10,778 $ 11,023 $ 11,087 $ 11,698 As of or For the Three Months Ended (1) This measure has been updated, effective beginning with the fourth quarter of 2023, to exclude reinsurance-related embedded derivatives and the underlying portfolio gains (losses), given the size of the impact of the fourth quarter 2023 reinsurance transaction. Such amounts in the prior periods presented, and the impact of this change to such prior periods, were not meaningful (“NM”).